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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

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                                 JUNE 14, 1999
                       (Date of earliest event reported)

                              SARKIS CAPITAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                      33-13627                75-2168244
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)

               17000 PRESTON ROAD, SUITE 350, DALLAS, TEXAS 75248
                    (Address of principal executive offices)

                                  972-239-2939
                        (Registrant's telephone number,
                              including area code)

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ITEM 5. OTHER EVENTS

     The corporation has changed its name from Sarkis Capital, Inc. to StarNet Financial, Inc. as of June 14, 1999.


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STARNET FINANCIAL, INC.


Dated: August 13, 1999                  By: /s/ DANIEL L. JACKSON
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                                            Daniel L. Jackson, President